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                                                                    EXHIBIT 10.5


NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHAREHOLDER AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG VALUEVISION INTERNATIONAL, INC., GE CAPITAL EQUITY INVESTMENTS, INC. AND NATIONAL BROADCASTING COMPANY, INC.


THE RESTATED ARTICLES OF INCORPORATION OF THE COMPANY (AS DEFINED BELOW), AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE COMPANY SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE COMPANY, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY. NOT MORE THAN 20% OF THE AGGREGATE VOTING POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE VOTED BY OR FOR THE ACCOUNT OF "ALIENS." IF, NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS," THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE COMPANY OR IF THE AGGREGATE VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY, THE COMPANY HAS THE RIGHT TO REDEEM SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF SHARES AND/OR PERCENTAGE OF VOTING POWER HELD BY OR FOR THE ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE ALLOWED UNDER THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OR AS OTHERWISE REQUIRED BY APPLICABLE FEDERAL LAW. AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR REPRESENTATIVES, FOREIGN GOVERNMENTS AND THEIR REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAW OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE


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                                                    Initial Distributor Warrants


RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.



No.   W-2                                                     1,450,000 Warrants

                         COMMON STOCK PURCHASE WARRANTS

                      Exercisable commencing April 22, 1999
                 Void after Expiration Time (as defined herein)

                  ValueVision International, Inc., a Minnesota corporation (the "Company"), hereby certifies that, for value received, National Broadcasting Company, Inc., a Delaware corporation (the "Initial Holder" or ANBC"), or registered assigns (in either case, the "Warrantholder"), is the owner of one million four hundred and fifty thousand (1,450,000) Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at any time or from time to time subject to the terms set forth herein, commencing on April 22, 1999 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The number of shares of Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Common Stock are subject to adjustment from time to time pursuant to the provisions of Sections 8 and 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate (the "Warrants") are being issued pursuant to a Distribution and Marketing Agreement, dated as of March 8, 1999 (as it may be amended, supplemented or otherwise modified from time to time, the "Distribution Agreement"), by and between the Company and the Initial Holder.

                  Section 1. Definitions. As used in this Warrant Certificate, the following terms shall have the meanings set forth below:

                  "Additional Warrants" shall have the meaning set forth in the Distribution Agreement.

                  "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of


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                                                    Initial Distributor Warrants


         securities or partnership or other ownership interests, by contract or otherwise).

                  "Articles of Incorporation" shall mean the Articles of Incorporation of the Company, as amended from time to time.

                  "Beneficially Own" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time (and without any additional condition), provided that a Person shall not be deemed to "Beneficially Own" any shares of Common Stock which are issuable upon exercise of any Additional Warrants unless and until such Additional Warrants are actually issued and outstanding (at which time such Person shall be deemed to Beneficially Own all shares of Common Stock which are issuable upon exercise of such Additional Warrants, whether or not they are vested or unvested) and, provided further, except as expressly provided in this Agreement no Person shall be deemed to "Beneficially Own" any securities issuable upon exercise of the Purchase Warrant unless and until the Shareholder Approval is obtained. In the event that the Shareholder Approval is obtained, when calculating Beneficial Ownership on any particular date after receipt of such Shareholder Approval, the Purchase Warrant will be deemed to represent Beneficial Ownership of the maximum number of shares of Common Stock that could be acquired upon exercise of the Purchase Warrant on such date.

                  "Board of Directors" shall mean the board of directors of the Company.

                  "Business Day" shall mean any day, other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized or obligated by law or executive order to close.

                  "Change in Control" shall mean any of the following: (i) a merger, consolidation or other business combination or transaction to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger, consolidation or other business combination or transaction, as a result of such merger, consolidation or other business combination or transaction, do not have Beneficial Ownership of voting securities representing 50% or more of the Total Current Voting Power of the surviving corporation following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any Person (other than the Restricted Parties and their Affiliates or any 13D Group to which any of them is a member) of Beneficial Ownership of


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                                                    Initial Distributor Warrants




         Voting Stock of the Company representing 25% or more of the Total Current Voting Power of the Company, (iii) a sale of all or substantially all the consolidated assets of the Company to any Person or Persons (other than Restricted Parties and their Affiliates or any 13D Group to which any of them is a member); or (iv) a liquidation or dissolution of the Company.

                  "Common Stock" shall have the meaning set forth in the preamble hereto.

                  "Company" shall have the meaning set forth in the preamble hereto.

                  "Designated Entity" shall mean Home Shopping Network, Inc., QVC, Inc., Shop-At-Home, Inc. or Paxson Communications Corporation.

                  "Distribution Agreement" shall mean the Distribution and Marketing Agreement dated as of March 8, 1999 between the Company and NBC pursuant to which NBC has agreed to distribute certain programming of the Company, as such agreement may be amended from time to time.

                  "Distribution Agreement Termination Event" shall mean a termination of the Distribution Agreement by the Company (i) as a result of the failure of NBC to achieve certain performance targets set forth in Sections 8(a), (b) or (c) of the Distribution Agreement or
         (ii) pursuant to the Company's right to so terminate under Section 10 of the Distribution Agreement.

                  "Election to Exercise" shall have the meaning set forth in
         Section 4.2(a) hereof.

                  "Equity Securities" shall mean, with respect to any Person, any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

                  "Exchange Act" shall mean the Securities Exchange act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Exercise Price" shall have the meaning set forth in Section 8 hereof.

                  "Expiration Date" shall mean with respect to any Warrant represented hereunder, the fifth anniversary of the vesting date (as set forth in Schedule A hereto) of such Warrant.



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                                                    Initial Distributor Warrants



                  "Expiration Time" shall mean 5:00 P.M., New York City time, on the Expiration Date.

                  "Expired" shall mean, with respect to a Warrant issued hereunder, that such Warrant has not been exercised prior to the Expiration Date for such Warrant.

                  "Fractional Warrant Share" shall mean any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "GE Capital" shall mean GE Capital Equity Investments, Inc., a Delaware corporation, together with its successors by operation of law.

                  "Governmental Entity" shall mean any federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

                  "Independent Expert" shall mean an investment banking firm mutually acceptable to the Company and the Warrantholder.

                  "Initial Holder" shall have the meaning set forth in the preamble hereto.

                  "Investment Agreement" shall mean the Investment Agreement, dated as of March 8, 1999 (as it may be amended, supplemented or otherwise modified from time to time), by and between the Company and GE Capital.

                  "Issue Date" shall have the meaning set forth in the preamble hereto.

                  "Market Price" shall mean, with respect to a share of Common Stock on any day, except as set forth below in the case that the shares of Common Stock are not publicly held or listed, the average of the "quoted prices" of the Common Stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. The term "quoted prices" of the Common Stock shall mean the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to


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                                                    Initial Distributor Warrants



         trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. Notwithstanding the foregoing, if the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Market Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors; provided, however, that if the Warrantholder shall dispute the fair market value as determined by the Board, the Warrantholder and the Company may retain an Independent Expert. The determination of fair market value by the Independent Expert shall be final, binding and conclusive on the Company and the Warrantholder. All costs and expenses of the Independent Expert shall be borne by the Warrantholder unless the determination of fair market value is more favorable to such Warrantholder by 5% or more, in which case, all such costs and expenses shall be borne by the Company.

                  "Nasdaq" shall mean The Nasdaq Stock Market's National Market.

                  "NBC" shall have the meaning set forth in the preamble hereto.

                  "Organic Change" shall mean, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(b)) pursuant to which any class or series of Equity Securities of such Person is exchanged for, or converted into the right to receive other securities, cash or other property.

                  "Person" shall mean any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.



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                                                    Initial Distributor Warrants



                  "Preferred Stock" shall mean the Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company.

                  "Purchased Shares" shall have the meaning set forth in Section 9.1(e) hereof.

                  "Purchase Warrant" shall mean the Common Stock Purchase Warrant (No. W-1) (and any replacement(s) thereof) exercisable for up to 39.9% of the Common Stock of the Company issued to GE Capital pursuant to the Investment Agreement.

                  "Record Date" shall have the meaning set forth in Section 9.1(a) hereof.

                  "Reference Date" shall have the meaning set forth in Section 9.1(d) hereof.

                  "Relevant Date" shall have the meaning set forth in Section 9.1(c) hereof.

                  "Restricted Parties" shall mean each of (i) NBC, its Ultimate Parent Entity (if any), each Subsidiary of NBC and each Subsidiary of its Ultimate Parent Entity, (ii) GE Capital, its Ultimate Parent Entity (if any), each Subsidiary of GE Capital and each Subsidiary of its Ultimate Parent Entity and (iii) any Affiliate of any Person that is a Restricted Party if (and only if) such Restricted Party has the right or power (acting alone or solely with other Restricted Parties) to either cause such Affiliate to comply with or prevent such Affiliate from not complying with all of the terms of this Agreement that are applicable to Restricted Parties.

                  "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Shareholder Agreement" shall mean the Shareholder Agreement, dated as of the date hereof, among GE Capital, NBC and the Company.

                  "Shareholder Approval" shall have the meaning ascribed to such term in the Investment Agreement.

                  "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company, joint venture or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such



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                                                    Initial Distributor Warrants



         corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries (including, without limitation, other Subsidiaries), or both, by such Person.

                  "13D Group" means any "group" (within the meaning of Section 13(d) of the Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Voting Stock.

                  "Total Current Voting Power" shall mean, with respect to any corporation the total number of votes which may be cast in the election of members of the Board of Directors of the corporation if all securities entitled to vote in the election of such directors (excluding shares of preferred stock that are entitled to elect directors only upon the occurrence of customary events of default) are present and voted (it being understood that the Preferred Stock will be included on an as converted basis in the calculation of Total Current Voting Power of the Company).

                  "Trading Day" shall mean any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

                  "Ultimate Parent Entity" shall mean, with respect to any Person (the "Subject Person"), the Person (if any) that (i) owns, directly or indirectly through one or more intermediaries, or both, shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of the Subject Person and (ii) is not itself a Subsidiary of any other Person or is a natural person.

                  "Voting Stock" shall mean shares of the Common Stock and Preferred Stock and any other securities of the Company having the ordinary power to vote in the election of members of the Board of Directors of the Company.

                  "Warrant" shall have the meaning set forth in the preamble hereto.

                  "Warrant Cancellation Event" shall mean that on or prior to August 31, 1999, the Closing (as defined in the Investment Agreement) under the Investment Agreement shall not have occurred or that Shareholder Approval shall not



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                                                    Initial Distributor Warrants




         have been obtained, as set forth in Section 9(a) or 9(b) of the Distribution Agreement.

                  "Warrant Certificate" shall have the meaning set forth in the preamble hereto.

                  "Warrant Register" shall have meaning set forth in Section 2.2 hereof.

                  "Warrant Shares" shall mean the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

                  "Warrantholder" shall have the meaning set forth in the preamble hereto.


                  Section 2.        Transferability.

                  2.1 Registration. The Warrants shall be issued only in registered form. The Company agrees to maintain, at its office or agency, books for the registration and transfer of the Warrants.

                  2.2 Transfer. Subject to the terms and conditions of the Shareholder Agreement, the Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the regulations of the Federal Communications Commission, the Securities Act or any applicable state securities laws) with the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that the consent of the Company shall not be deemed to have been unreasonably withheld if the Company does not approve a transfer of such Warrants to any Designated Entity. Any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at its principal executive offices upon surrender of this Warrant Certificate for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant Certificate or Certificates in appropriate denominations to the Person or Persons entitled thereto.


                  Section 3.        Exchange of Warrant Certificate.

                  Any Warrant Certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such


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                                                    Initial Distributor Warrants



request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant Certificate or Certificates as so requested.

                  Section 4.        Term of Warrants; Exercise of Warrants.

                  4.1 Vesting and Duration of Warrants. Subject to the terms and conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time of such Warrants; provided, however, that the number of Warrants which the Warrantholder will be entitled to exercise on any date will be equal to (a) the sum of the Warrants vested on or prior to such date pursuant to the vesting schedule attached as Schedule A hereto minus (b) the sum of (i) the total number of Warrants previously exercised hereunder and (ii) the total number of Warrants which have Expired; provided, further, that (X) upon the occurrence of a Distribution Agreement Termination Event, notwithstanding the vesting schedule set forth in Schedule A hereto, any unvested Warrants hereunder as of such termination date shall cease to vest, but any Warrants which have vested prior to such termination date shall continue to be exercisable, subject to the provisions hereunder, (Y) upon a Change in Control, notwithstanding the vesting schedule set forth in Schedule A, hereto, any unvested Warrants hereunder shall immediately vest and become fully exercisable, subject to the provisions hereunder and (Z) upon the occurrence of a Warrant Cancellation Event, notwithstanding the other provisions of this Warrant Certificate, all of the unexercised Warrants hereunder, whether or not vested, shall terminate and become void, and all rights hereunder with respect to such Warrants shall thereupon cease. Any Warrant not exercised by the Expiration Time applicable to such Warrant shall become void, and all rights hereunder with respect to such Warrant shall thereupon cease.

                  4.2      Exercise of Warrant.

                  (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Company of this Warrant Certificate together with the attached Election to Exercise (the "Election to Exercise") duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price (including payment made pursuant to a purchase under Section 9.3(a) hereof) shall be made
(i) in cash in an amount equal to the aggregate Exercise Price; (ii) by certified or official bank check in an


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                                                    Initial Distributor Warrants



amount equal to the aggregate Exercise Price or (iii) by any combination of the foregoing. In lieu of the above, the Warrantholder may deliver an Election to Exercise that provides for a recapitalization exchange of Warrants for Warrant Shares having an aggregate value equal to the excess of (x) the aggregate value of the Warrant Shares to which the Warrants so exercised relate (based on the determination of the Market Price of the Common Stock as of such date) over (y) the aggregate Exercise Price of such Warrants.

                  (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation of a duly executed Election to Exercise and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrantholder, or, subject to Section 2 hereunder, to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 10 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time applicable to such Warrants, the Company shall issue and cause to be delivered to the Warrantholder, or, subject to Section 2 hereunder, to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised and un-Expired Warrants.

                  (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant Certificate evidencing the respective Warrants was surrendered, along with a duly executed Election to Exercise, and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

                  4.3 Conditions to Exercise. Each exercise of the Warrants shall be subject to the following conditions:

                  (a) Such exercise shall be consistent with the terms of
         Section 4.1 hereof; and

                  (b) The purchase of the Warrant Shares issuable upon such exercise shall not be prohibited under applicable law.




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                  Section 5.        Payment of Taxes.

                  The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income or withholding taxes imposed on the Warrantholder); provided, however, that the Company shall not be required to pay any tax or taxes which may be payable with respect to any transfer involving the issue of any Warrant Certificate or any certificates for Warrant Shares in a name other than that of the registered holders thereof, and the Company shall not be required to issue or deliver such Warrant Certificate or certificates for Warrant Shares unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


                  Section 6.        Mutilated or Missing Warrant.

                  If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company (and surrender of any mutilated Warrant Certificate) and indemnity in form and amount reasonably satisfactory to the Company in each instance protecting the Company, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.




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                                                    Initial Distributor Warrants



                  Section 7.        Reservation of Shares.

                  The Company hereby agrees that, at all times until all of the Warrants issued hereunder (whether vested or unvested) have been exercised, Expired or canceled, there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common Stock as may be required at such time (adjusted from time to time for additional vesting of Warrants as well as for cancellation of exercised or Expired Warrants) for issuance or delivery upon exercise of the Warrants evidenced by this Warrant Certificate. The Company further agrees that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale or assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.


                  Section 8.        Exercise Price.

                  The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $8.288, subject to adjustment pursuant to Section 9 hereof.


                  Section 9.        Adjustment of Exercise Price and Number of
Shares.

                  The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

                  9.1 Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                  (a) Stock Dividends. In case the Company shall, after the Issue Date, pay a dividend or make a distribution on its Common Stock or on any other class or series of capital stock of the Company which dividend or distribution includes or is convertible (without the payment of any consideration other than surrender of such convertible security) into Common Stock, the Exercise Price in effect at the opening of business on the day following the date fixed for determination of the holders of Common Stock or capital

                                                    Initial Distributor Warrants




         stock entitled to such payment or distribution (the "Record Date") shall be reduced by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date and (B) the denominator shall be the sum of such number of shares and the total number of shares constituting or included in such dividend or other distribution (or in the case of a dividend consisting of securities convertible into Common Stock, the number of shares of Common Stock into which such securities are convertible), such reduction to become effective immediately after the opening of business on the day following the Record Date; provided, however, that if any such dividend or distribution is rescinded and not paid, then the Exercise Price shall, as of the date when it is determined that such dividend or distribution price will be rescinded, revert back to the Exercise Price in effect prior to the adjustment made pursuant to this paragraph.

                  (b) Stock Splits and Reverse Splits. In case the Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be adjusted so that the holder of any Warrants thereafter surrendered for purchase of shares of Common Stock shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of such events had such Warrants been surrendered for exercise immediately prior to such event. Such adjustment shall become effective at the close of business on the day upon which such subdivision or combination becomes effective.

                  (c) Issuances Below Market. In case the Company shall issue or sell (a) Common Stock, (b) rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock or
         (c) any security convertible into Common Stock, in each case at a price, or having an exercise or conversion price, per share less than the then-current Market Price per share of Common Stock on (x) the date of such issuance or sale or (y) in the case of a dividend or distribution of such rights, warrants, options or convertible securities to the holders of Common Stock, the date fixed for determination of the holders of such Common Stock entitled to such dividend or distribution (the date specified in clause (x) or (y) being the "Relevant Date") (excluding any issuance for which an appropriate and full adjustment has been made pursuant to Section 9.1(a)), the Exercise Price shall be reduced by multiplying the Exercise Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at

                                                    Initial Distributor Warrants



         the open of business on the Relevant Date plus the number of shares of Common Stock which the aggregate consideration received or receivable
         (I) for the total number of shares of Common Stock, rights, warrants or options or convertible securities so issued or sold, and (II) upon the exercise or conversion of all such rights, warrants, options or securities, would purchase at the then-current Market Price per share of Common Stock and (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Relevant Date plus (without duplication) the number of shares of Common Stock subject to all such rights, warrants, options and convertible securities, such reduction of the Exercise Price to be effective at the opening of business on the day following the Relevant Date; provided, however, that if any such dividend or distribution is rescinded and not paid, then the Exercise Price shall, as of the date when it is determined that such dividend or distribution will be rescinded, revert back to the Exercise Price in effect prior to the adjustment made pursuant to this paragraph. The issuance of any shares of Common Stock or other rights, warrants, options or convertible securities pursuant to (a) any restricted stock or stock option plan or program of the Company involving the grant of options or rights solely to officers, directors, employees and/or consultants of the Company or its Subsidiaries at below the then-current Market Price per share of Common Stock (provided, that any such options or rights were initially granted with an exercise or conversion price of not less than 85% of the then-current Market Price per share of Common Stock), (b) any option, warrant, right, or convertible security outstanding as of the date hereof,(c) the terms of a firmly committed bona fide underwritten public offering, or (d) any merger, acquisition, consolidation, or similar transaction, shall not be deemed to constitute an issuance or sale to which this Section 9.1(c) applies. Upon the expiration unexercised of any rights, warrants, options or rights to convert any convertible securities for which an adjustment has been made pursuant to this Section 9.1(c), the adjustments shall forthwith be reversed to effect such rate of conversion as would have been in effect at the time of such expiration or termination had such rights, warrants, options or rights to convertible securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (d) Special Dividends. Subject to the last sentence of this paragraph (d), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any shares of Common Stock, rights, warrants, options or convertible securities for

                                                    Initial Distributor Warrants



         which an appropriate and full adjustment has been made pursuant to paragraph (a) or (c) above), the Exercise Price in effect on the day immediately preceding the date fixed for the payment of such distribution (the date fixed for payment being referred to as the "Reference Date") shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the current Market Price per share of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be mailed to the holders of the Warrants) on the Reference Date of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, and the denominator shall be such current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that if such dividend or distribution is rescinded and not paid, then the Exercise Price shall, as of the date when it is determined that such dividend or distribution will be rescinded, revert back to the Exercise Price in effect prior to the adjustment made pursuant to this paragraph. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider, to the extent possible, the prices in such market over the same period used in computing the current Market Price per share of Common Stock pursuant to this Section 9.1. Notwithstanding the foregoing, if the holders of a majority of the outstanding unexercised and un-Expired Warrants (whether or not vested) shall dispute the fair market determination of the Board of Directors, an Independent Expert shall be selected to determine the fair market value of the Common Stock as of the Reference Date, and such Independent Expert's determination shall be final, binding and conclusive. All costs and expenses of such Independent Expert shall be borne by the holders of the then outstanding unexercised and un-Expired Warrants (whether or not vested) unless the determination of fair market value is more favorable to such holders by 5% or more, in which case, all such costs and expenses shall be borne by the Company. For purposes of this paragraph (d), any dividend or distribution that also includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed to be
         (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or rights, warrants, options or convertible securities (making any Exercise Price reduction required by this subparagraph (d)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights,

                                                    Initial Distributor Warrants



         warrants, options or convertible securities (making any further Exercise Price reduction required by subparagraph (a) or (c) of this
         Section 9.1), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (d) shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution" and the "Relevant Date" within the meaning of subparagraphs (a) and (c) of this Section 9.1 and
         (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (a) of this Section 9.1).

                  (e) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least 1% in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this Section 9.1(e) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said 1% specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this Section 9.1(e)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same. No adjustment to the Exercise Price shall be required if the holders of the outstanding unexercised and unissued Warrants (whether or not vested) receive the dividend or distribution giving rise to such adjustment in respect of each such Warrant.

                  (f) Calculations. All calculations under this Section 9.1 shall be made to the nearest $0.01.

                  (g) Other Reductions in Exercise Price. The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, subject to any conditions that the Board of Directors may deem relevant, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail to the Warrantholder a notice of the reduction at least fifteen days prior to the date the reduced Exercise Price takes effect, and such notice shall state the reduced Exercise Price and the period it will be in effect. If the

                                                    Initial Distributor Warrants



         Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise granted by this Section 9.1 or in the Exercise Price then in effect shall be required by reason of the taking of such record.

                  (i) Exercise between Record and Payment Date. Anything in this
         Section 9.1 to the contrary notwithstanding, in the event that a record date is established for a dividend or distribution that gives rise to an adjustment to the Exercise Price pursuant to this Section 9.1, if any Warrant is exercised to purchase shares of Common Stock between such record date and the date such dividend or distribution is paid then (x) the number of shares of Common Stock issued at the time of such exercise will be determined by reference to the Exercise Price as in effect without taking into account the adjustment resulting from such dividend or distribution and (y) on the date that such dividend or distribution is actually paid there shall be issued in respect of such exercise such number of additional shares of Common Stock as is necessary to reflect the Exercise Price in effect after taking into account the adjustment resulting from the dividend or distribution.

                  (j) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 9.1, the Company shall promptly file a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with
         Section 9.2 hereof and the record date therefor, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment. The Company shall be entitled to rely upon such certificate, and shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

                  (k) Notice. In case:

                      (i) the Company shall declare any dividend or any distribution of any kind or character (whether in cash,

                                                    Initial Distributor Warrants



         securities or other property) on or in respect of shares of Common Stock or to the shareholders of the Company (in their capacity as such), excluding a dividend payable in shares of Common Stock or any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                      (ii) the Company shall authorize the granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                      (iii) of any reclassification of shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                      (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then the Company shall cause to be mailed to the Warrantholder, at their last addresses as they shall appear upon the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (m) Section 305. Anything in this Section 9.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or

                                                    Initial Distributor Warrants



         distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its shareholders under
         Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.


                  9.2      Adjustments to Number of Warrant Shares.

                  Upon each adjustment of the Exercise Price pursuant to Section
9.1 hereof, the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.


                  9.3      Organic Change.

                  (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholder shall have the right to purchase for the Exercise Price the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

                  (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholder shall have the right to purchase the

                                                    Initial Distributor Warrants




kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change.

                  9.4 Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 8,
Section 9.1 or Section 9.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.


                  Section 10.       Fractional Interests.

                  The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If Fractional Warrant Shares totaling more than one Warrant Share in the aggregate is presented for exercise at the same time by the Warrantholder, the number of full Warrant Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares so purchasable upon the exercise of the Warrants so presented. If any Fractional Warrant Share would but for the provisions of this Section 10 be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Market Price on the day of such exercise.


                  Section 11.       No Rights as Shareholder.

                  Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.


                  Section 12.       Cooperation; Validity of Warrant.

                  The Company shall use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any Governmental Entity having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. In addition, upon the request of Warrantholder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Warrantholder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                                                    Initial Distributor Warrants



                  Section 13.       Listing on Nasdaq or Securities Exchange.

                  The Company shall use its reasonable best efforts to list any shares of Common Stock issuable upon exercise of the Warrants evidenced by this Warrant Certificate on Nasdaq or on such other national securities exchange on which shares of Common Stock are then listed. The Company will at its expense cause all shares of Common Stock issued upon the exercise of the Warrants evidenced by this Warrant Certificate to be listed at the time of such issuance on Nasdaq and/or such other securities exchange shares of Common Stock are then listed on and shall maintain such listing.


                  Section 14.       Covenant Regarding Consent.

                  The Company hereby covenants to use its reasonable best efforts upon the request of the Warrantholder to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant by such Warrantholder.


                  Section 15.       Limitation on Liability.

                  No provision hereof, in the absence of action by the Warrantholder to receive shares of Common Stock, and no enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of the Warrantholder for any value subsequently assigned to the Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


                  Section 16.       Nonwaiver and Expenses.

                  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Warrantholder or the Company shall operate as a waiver of such right or otherwise prejudice the Warrantholder's, or the Company's, as the case may be, rights, powers or remedies.


                  Section 17.       Amendment.

                  This Warrant and all other Warrants issued hereunder may be modified or amended or the provisions hereof waived with the written consent of the Company and holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants whether or not then exercisable; provided that no such Warrant may be modified or amended in a manner which is materially adverse to the Initial Holder or any of its successors

                                                    Initial Distributor Warrants



or assigns, so long as such Person holds any Warrants or Warrant Shares, without the prior written consent of such Person.


                  Section 18.       Successors.

                  All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.


                  Section 19.       Governing Law; Choice of Forum, Etc.

                  The validity, construction and performance of this Warrant Certificate shall be governed by and interpreted in accordance with, the laws of New York. The parties hereto agree that the appropriate forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Initial Holder and/or any Person who has become a Warrantholder, on the other, shall be any state or U.S. federal court sitting within the County of New York, New York or County of Hennepin, Minnesota, and the parties hereto irrevocably consent to the jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at ValueVision International, Inc., 6740 Shady Oak Road, Eden Prairie, MN 55344-3433, Attention: General Counsel, Fax: (612) 947-0188, or at such other address specified by the Company in writing to the other parties, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: Michael W. Sturrock, Fax:
(213) 891-8763 and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in an other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

                                                    Initial Distributor Warrants



                  Section 20.       Enforcement.

                  The parties agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Warrant and to enforce specifically the terms and provisions of this Warrant.


                  Section 21.       Benefits of this Agreement.

                  Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

                                                    Initial Distributor Warrants


         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.




                                         VALUEVISION INTERNATIONAL, INC.



                                         By:  /s/ Gene McCaffery
                                            ------------------------------
                                            Name: Gene McCaffery
                                            Title: Chief Executive Officer

                              ELECTION TO EXERCISE
                   (To be executed upon exercise of Warrants)


To ValueVision International, Inc.:

                  The undersigned hereby irrevocably elects to exercise the right represented by the within Warrant Certificate for, and to acquire thereunder, _____ Warrant Shares, as provided for therein, and tenders herewith [payment of] [pursuant to a recapitalization exchange, of securities with a value equal to] the $________ Exercise Price in full in the form of [COMPLETE WHERE APPLICABLE]:

                 [ ] cash or a certified or official bank check in the amount of
                     $_______ ; and/or

                 [ ] exchange of _____ Warrants for ____ Warrant Shares (such
                     Warrant Shares have an aggregate value equal to the excess of (x) the aggregate value of the ____ Warrant Shares to which the Warrants hereby exercised relate (based on the determination of the Market Price pursuant to the Warrant Certificate) over (y) the aggregate Exercise Price of the
                     ___ Warrants exercised hereby);

                 For a total Exercise Price of $_________.

         If the value of the shares of the Company securities exchanged herewith exceeds the value of the Exercise Price applied to such delivery, then the Company shall reissue certificates representing such securities in the amounts necessary to preserve the value of such securities not applied to the exercise of the Warrants pursuant to this Election to Exercise.

                                                    Initial Distributor Warrants



Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any Fractional Warrant Shares to (please print name, address and social security or other identifying number)*:

Name:
          ----------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------


          ----------------------------------------------------------------------


Soc. Sec. #:
            ----------------------------------

AND, if such number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.

                                  Signature:**
                                              ----------------------------------


---------
* The Warrant Certificate contains restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature will correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          (Name and Address of Assignee must be Printed or Typewritten)

Warrants to purchase ____ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing ________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:              ,
       -------------  ----

                                       -------------------------------------
                                       Signature of Registered Holder*

                                       -------------------------------------
Signature Guaranteed:                        Signature of Guarantor



*The above signature must correspond exactly with the name on the face of this Warrant Certificate.

                                   Schedule A





                               SCHEDULE OF VESTING


===========================================================================

                                                   Warrants Vesting
                Date                                    on Date
--------------------------------------       ------------------------------
           April 22, 1999                               200,000

           April 22, 2000                               125,000

           April 22, 2001                               125,000

           April 22, 2002                               125,000

           April 22, 2003                               125,000

           April 22, 2004                               125,000

           April 22, 2005                               125,000

           April 22, 2006                               125,000

           April 22, 2007                               125,000

           April 22, 2008                               125,000

           April 22, 2009                               125,000
===========================================================================
